UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 13, 2025

Date of Report (Date of earliest event reported)

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

214 North Tryon Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(844) 487-8478

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary shares, each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2025, Hugh S. “Beau” Cummins III, Vice Chair and Chief Operating Officer of Truist Financial Corporation (“Truist”), announced that he will resign from his position, effective immediately. Mr. Cummins’ resignation results from material changes to his responsibilities by Truist following completion of several strategic initiatives in which Mr. Cummins played a key role, including the sale of Truist Insurance Holdings, LLC and the development of Truist’s strategic direction after that transaction. As a result, Mr. Cummins is entitled to the benefits of a resignation for “Good Reason” under Truist’s Amended and Restated Management Change of Control, Severance and Noncompetition Plan, as previously disclosed in Truist’s proxy statement for its 2024 annual shareholders meeting. Mr. Cummins will also remain eligible for his annual cash incentive-compensation award for 2024 and receive outplacement benefits from Truist. Mr. Cummins’ unvested performance share unit awards, long-term incentive plan awards, and restricted stock unit awards remain subject to the terms and conditions of the incentive plans and award agreements under which they were granted.

Truist’s Board of Directors and management express their deep appreciation to Mr. Cummins for his knowledge, expertise, and purpose-driven leadership in serving Truist’s clients, teammates, communities, and stakeholders during his tenure. Following Mr. Cummins’ departure, management of the enterprise payments business will transition to Kristin Lesher, Senior Executive Vice President and Chief Wholesale Banking Officer. Mr. Cummins’ remaining responsibilities, including leading teams responsible for enterprise operational services, enterprise corporate services, the strategy, transformation, and performance office, and the governance and controls organization, will transition to Michael B. Maguire, Senior Executive Vice President and Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: January 13, 2025